UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-01236

DWS Market Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS
AUGUST 31, 2013 Annual Report to Shareholders

DWS Select Alternative Allocation Fund

Contents
4 Letter to Shareholders
5 Portfolio Management Review
11 Performance Summary
14 Investment Portfolio
16 Statement of Assets and Liabilities
18 Statement of Operations
19 Statement of Changes in Net Assets
20 Financial Highlights
25 Notes to Financial Statements
33 Report of Independent Registered Public Accounting Firm
34 Information About Your Fund's Expenses
36 Tax Information
37 Summary of Management Fee Evaluation by Independent Fee Consultant
41 Board Members and Officers
46 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include stock market risk, credit and interest rate risk, floating rate loan risk, volatility in commodity prices, infrastructure and high-yield debt securities, short sales risk and the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Short sales — which involve selling borrowed securities in anticipation of a price decline, then returning an equal number of the securities at some point in the future — could magnify losses and increase volatility. See the prospectus for additional risks and specific details regarding the fund's risk profile.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

The first half of 2013 brought welcome evidence that the U.S. economic recovery is gaining traction. Consumer confidence reached its highest level since 2007, U.S. stock market indexes marked a series of record highs and the housing market continues its recovery.

According to Asoka Wohrmann, co-chief investment officer for Deutsche Asset & Wealth Management, "The revival of the employment market, good asset performance with rising home and share prices, and an expansive monetary policy gives further growth momentum to the real economy. Accordingly, U.S. economic growth could accelerate in the coming months."

Nevertheless, concerns about the European and emerging-market economies persist. Closer to home, the outlook remains guarded when it comes to the eventual end of government intervention in the bond market and the full effects of reduced government spending on employment.

Where does this leave you? That depends on a variety of factors, including your overall portfolio allocation. Given the uncertainties in today's bond and stock markets, it may be time for a thoughtful evaluation of your strategy.

Talk with a trusted advisor to determine whether any adjustments may be in order, given your specific objectives and risk tolerance. We believe even the most sophisticated investor can benefit from the assistance of a trusted, objective financial professional.

Remember that Deutsche Asset & Wealth Management gives you access to Deutsche Bank's global network of economists, analysts and investment professionals. Insights are always at your fingertips at dws-investments.com.

Best regards,

Robert Kendall
President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

Investment Strategy
Portfolio management utilizes a strategic asset allocation process to determine the non- traditional or alternative asset classes and investment strategies that should be represented in the fund's portfolio. Such asset categories and investment strategies may include market neutral, inflation-protection, commodities, real estate, floating-rate loans, infrastructure, emerging markets and other alternative strategies. Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short-term market changes.

During the 12-month period ended August 31, 2013, DWS Select Alternative Allocation Fund returned -0.04%. In comparison, the Barclays U.S. Aggregate Bond Index returned -2.47% and the fund's blended benchmark returned 9.31%. The blended benchmark is made up of the Morgan Stanley Capital International (MSCI) World Index (60%) and the Barclays U.S. Aggregate Bond Index (40%).

The fund's three-year average annual total return is 3.71%, outpacing the 2.68% average for its Morningstar peer group, Multialternative Funds.

Fund Performance

The fund's diversified nature means that in any given time period, certain investments make strong contributions while others lag. During the past year ended August 31, 2013, for instance, the fund's top-performing position was DWS RREEF Global Infrastructure Fund, which was boosted by an environment of strong stock prices, low interest rates and the healthy finances of emerging-markets governments. Our basis for holding the fund is our belief that local infrastructure projects are necessary for long-term economic growth and productivity, particularly in regions that are less developed.

Our position in DWS RREEF Global Real Estate Securities Fund also produced a healthy gain, as the property market improved significantly in the United States and key Asian markets such as Singapore and Hong Kong, propelling the fund to a strong return. We have since pared back on the position, bringing it to 2% by the close of the period vs. 6% one year ago.

"Our approach is designed to provide investors a way to diversify traditional portfolios through one-stop access to the alternative asset classes."

The fund's performance further benefited from our allocation to the exchange-traded fund (ETF), the SPDR Barclays Convertible Securities Fund. Convertibles performed very well over the full period, reflecting investor demand for income-producing assets. We also gained a strong contribution from DWS Floating Rate Fund, which invests in bonds whose yields can adjust higher based on changes in prevailing interest rates. Floating-rate securities tend to outperform when yields climb, which made them attractive to fixed-income investors in a period of poor performance for the rest of the bond market.

Also contributing to performance was our position in DWS Diversified Market Neutral Fund. The fund generated positive performance for the full year and provided the portfolio with a source of return independent of the broader world financial markets.

The most significant detractor from fund performance was its position in DWS Global Inflation Fund. Inflation-protected securities performed poorly due to the combination of rising bond yields and reduced investor concerns about inflation. We elected to trim our position to a target of 9% of assets at the close of the period vs. 12% one year ago.

Emerging-markets bonds also performed poorly, as their downturn in the May-August interval more than offset the gains they had registered previously. As a result, the fund's performance was hurt by our positions in DWS Enhanced Emerging Markets Fixed Income Fund and WisdomTree Emerging Markets Local Debt Fund. Our weighting in the asset class reflects its above-average yield and potential to augment the fund's diversification via exposure to emerging-markets currencies. In addition, we believe emerging-markets monetary authorities have sufficient room to reduce interest rates if necessary. The fund's weighting in this segment of the portfolio has decreased slightly during the past year.

Our position in DWS Enhanced Commodity Strategy Fund detracted from performance as well. Commodity prices spiked in the previous decade, as the emerging markets' robust growth drove demand higher at the same time as declining production capacity caused supply to shrink. This spiral appears to have run out of fuel, however, as rising capacity has been built up over the years and reduced the previous disparity between supply and demand. However, we believe commodities remain an important "hedge" against the potential for rising inflation.

Outlook and Positioning

During the past year, our portfolio shifts were largely concentrated on closing out smaller positions where we believed the potential for profit had been maximized or where diversification potential had diminished. Our most notable reductions included our allocations to international bonds, preferred stocks, international small-cap stocks and funds invested in timber and agriculture. We redeployed the proceeds into the fund's existing positions.

We continue to analyze factors such as central bank policy, inflation trends and commodity demand, among many others, in an effort to maximize return potential and/or reduce risk. Our approach is designed to provide investors a way to diversify traditional portfolios through one-stop access to the alternative asset classes.

Portfolio Management Team

Pankaj Bhatnagar, PhD, Managing Director

Portfolio Manager of the fund. Joined the fund in 2013.

• Joined Deutsche Asset & Wealth Management in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.

• Portfolio Manager for the Quantitative Group: New York.

• Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.

Benjamin Pace, Managing Director

Portfolio Manager of the fund. Joined the fund in 2013.

• Joined Deutsche Asset & Wealth Management in 1994 after 11 years of industry experience. Prior to joining he served as a securities analyst and equity income fund manager for Princeton Bank and Trust. Before that he held portfolio management positions at Midlantic Bank and United Jersey Bank.

• Chief Investment Officer and Head of Discretionary Portfolio Management for Wealth Management in the Americas, Member of the Wealth Management Global Investment Committee, Chair of the Americas Investment Committee and Member of the Wealth Management Americas Executive Committee and the Deutsche Asset & Wealth Management Americas Executive Committee: New York.

• BA in Economics, Columbia University; MBA in Finance, New York University.

Darwei Kung, Director

Portfolio Manager of the fund. Joined the fund in 2013.

• Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.

• Portfolio Manager: New York.

• BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, corporate bond issues and mortgage securities.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest into an index.

Diversification neither assures a profit nor guarantees again a loss.

The Morningstar Multialternative Funds category represents funds that offer investors exposure to several different alternative investment tactics. As such, the majority of these funds' assets are invested in alternative strategies that may change over time in response to market conditions. These funds may have static allocation to alternative strategies or may take a more tactical approach in their allocation among alternative strategies and classes depending on opportunities in the current environment.

An exchange-traded fund (ETF) is a security that tracks an index or asset like an index fund, but trades like a stock on an exchange.

Contribution incorporates both a stock's total return and its weighting in the index.

Short positions represent the borrowing then selling of a security with the expectation that the security will fall in value. The security can then be purchased and the borrower repaid at a lower price. With a long position, a security is purchased with the expectation that the security will rise in value.

Inflation-protected securities are types of fixed-income investments that offer a nominal return plus the inflation rate.

Performance Summary August 31, 2013 (Unaudited)
Class A	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/13
Unadjusted for Sales Charge	-0.04%	5.29%
Adjusted for the Maximum Sales Charge (max 5.75% load)	-5.79%	4.03%
MSCI World Index†	17.63%	7.25%
Barclays U.S. Aggregate Bond Index†	-2.47%	5.03%
Blended Index†	9.31%	7.03%
Class C	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/13
Unadjusted for Sales Charge	-0.84%	4.49%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	-0.84%	4.49%
MSCI World Index†	17.63%	7.25%
Barclays U.S. Aggregate Bond Index†	-2.47%	5.03%
Blended Index†	9.31%	7.03%
Class R	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/13
No Sales Charges	-0.36%	4.86%
MSCI World Index†	17.63%	7.25%
Barclays U.S. Aggregate Bond Index†	-2.47%	5.03%
Blended Index†	9.31%	7.03%
Class S	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/13
No Sales Charges	0.05%	5.51%
MSCI World Index†	17.63%	7.25%
Barclays U.S. Aggregate Bond Index†	-2.47%	5.03%
Blended Index†	9.31%	7.03%
Institutional Class	1-Year	Life of Fund*
Average Annual Total Returns as of 8/31/13
No Sales Charges	0.28%	5.58%
MSCI World Index†	17.63%	7.25%
Barclays U.S. Aggregate Bond Index†	-2.47%	5.03%
Blended Index†	9.31%	7.03%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2012 are 1.84%, 2.60%, 3.92%, 1.66% and 1.51% for Class A, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior to its inception on May 1, 2012 are derived from the historical performance of Class A shares of the DWS Select Alternative Allocation Fund during such periods have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on October 1, 2008. The performance shown for each index is for the time period of September 30, 2008 through August 31, 2013 which is based on the performance period of the life of the Fund.

† The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with an average maturity of one year or more.

The Blended Index consists of 60% in the MSCI World Index and 40% in the Barclays U.S. Aggregate Bond Index.

	Class A	Class C	Class R	Class S	Institutional Class
Net Asset Value
8/31/13	$11.00	$10.95	$11.04	$11.00	$11.02
8/31/12	$11.30	$11.25	$11.26	$11.31	$11.32
Distribution Information as of 8/31/13
Income Dividends, Twelve Months	$.28	$.19	$.16	$.30	$.32
Capital Gain Distributions, Twelve Months	$.02	$.02	$.02	$.02	$.02

Investment Portfolio as of August 31, 2013
	Shares	Value ($)

Mutual Funds 83.1%
DWS Diversified Market Neutral Fund "Institutional"* (a)	10,408,288	101,584,886
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	29,717,034	92,122,806
DWS Enhanced Emerging Markets Fixed Income Fund "Institutional" (a)	8,332,961	85,329,526
DWS Floating Rate Fund "Institutional" (a)	10,724,849	101,135,330
DWS Global Inflation Fund "Institutional" (a)	5,885,801	58,151,711
DWS RREEF Global Infrastructure Fund "Institutional" (a)	7,197,067	88,883,772
DWS RREEF Global Real Estate Securities Fund "Institutional" (a)	2,044,768	16,174,113
Total Mutual Funds (Cost $530,192,087)		543,382,144

Exchange-Traded Funds 16.8%
iShares International Preferred Stock Fund	95,823	2,300,710
PowerShares DB U.S. Dollar Index Bullish Fund* (b)	303,613	6,737,172
SPDR Barclays Convertible Securities Fund	1,466,169	64,658,053
WisdomTree Emerging Markets Local Debt Fund	794,198	36,096,299
Total Exchange-Traded Funds (Cost $112,961,275)		109,792,234

Cash Equivalents 0.3%
Central Cash Management Fund, 0.05% (a) (c) (Cost $1,835,149)	1,835,149	1,835,149

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $644,988,511)†	100.2	655,009,527
Other Assets and Liabilities, Net	(0.2)	(1,239,096)
Net Assets	100.0	653,770,431

* Non-income producing security.

† The cost for federal income tax purposes was $648,102,742. At August 31, 2013, net unrealized appreciation for all securities based on tax cost was $6,906,785. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,816,518 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,909,733.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b) Affiliated fund managed by DB Commodity Services LLC, a subsidiary of Deutsche Bank AG.

(c) The rate shown is the annualized seven-day yield at period end.

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Mutual Funds	$543,382,144	$—	$—	$543,382,144
Exchange-Traded Funds	109,792,234	—	—	109,792,234
Short-Term Investments	1,835,149	—	—	1,835,149
Total	$655,009,527	$—	$—	$655,009,527

There have been no transfers between fair value measurement levels during the year ended August 31, 2013.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of August 31, 2013
Assets
Investments: Investments in affiliated Underlying Funds, at value (cost $538,881,214)	$551,954,465
Investments in non-affiliated Underlying Funds, at value (cost $106,107,297)	103,055,062
Total investments, at value (cost $644,988,511)	655,009,527
Receivable for investments sold	161,362
Receivable for Fund shares sold	664,343
Interest receivable	164
Due from Advisor	1,152
Other assets	47,659
Total assets	655,884,207
Liabilities
Payable for Fund shares redeemed	1,318,863
Accrued Trustees' fees	7,158
Other accrued expenses and payables	787,755
Total liabilities	2,113,776
Net assets, at value	$653,770,431
Net Assets Consist of
Undistributed investment income	4,829,108
Net unrealized appreciation (depreciation) on investments	10,021,016
Accumulated net realized gain (loss)	(2,128,231)
Paid-in capital	641,048,538
Net assets, at value	$653,770,431

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2013 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($491,403,555 ÷ 44,679,598 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$11.00
Maximum offering price per share (100 ÷ 94.25 of $11.00)	$11.67
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($48,286,310 ÷ 4,409,268 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$10.95
Class R Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($445,400 ÷ 40,338 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$11.04
Class S Net Asset Value, offering and redemption price per share ($102,464,661 ÷ 9,314,348 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$11.00
Institutional Class Net Asset Value, offering and redemption price per share ($11,170,505 ÷ 1,013,804 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$11.02

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended August 31, 2013
Investment Income
Income: Dividends	$3,911,505
Income distributions from affiliated Underlying Funds	11,872,705
Total income	15,784,210
Expenses: Administration fee	635,762
Services to shareholders	901,847
Distribution and service fees	1,633,512
Custodian fee	11,239
Professional fees	98,646
Reports to shareholders	105,503
Registration fees	146,878
Trustees' fees and expenses	23,038
Other	18,781
Total expenses before expense reductions	3,575,206
Expense reductions	(58,623)
Total expenses after expense reductions	3,516,583
Net investment income	12,267,627
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of affiliated Underlying Funds	(506,690)
Sale of non-affiliated Underlying Funds	1,029,822
Capital gain distributions from affiliated Underlying Funds	1,946,360
Capital gain distributions from non-affiliated Underlying Funds	58,930
2,528,422
Change in net unrealized appreciation (depreciation) on investments	(18,819,035)
Net gain (loss)	(16,290,613)
Net increase (decrease) in net assets resulting from operations	$(4,022,986)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$12,267,627	$13,954,280
Net realized gain (loss)	2,528,422	(1,373,141)
Change in net unrealized appreciation (depreciation)	(18,819,035)	5,904,019
Net increase (decrease) in net assets resulting from operations	(4,022,986)	18,485,158
Distributions to shareholders from: Net investment income: Class A	(11,578,032)	(11,298,128)
Class C	(684,999)	(616,206)
Class S	(2,163,943)	(1,236,510)
Class R	(887)	—
Institutional Class	(214,700)	(89,800)
Net realized gains: Class A	(880,448)	(2,218,935)
Class C	(76,913)	(159,009)
Class S	(153,486)	(224,937)
Class R	(116)	—
Institutional Class	(14,435)	(16,336)
Total distributions	(15,767,959)	(15,859,861)
Fund share transactions: Proceeds from shares sold	295,300,075	251,844,544
Reinvestment of distributions	15,522,294	15,735,943
Payments for shares redeemed	(173,357,118)	(100,975,766)
Net increase (decrease) in net assets from Fund share transactions	137,465,251	166,604,721
Increase (decrease) in net assets	117,674,306	169,230,018
Net assets at beginning of period	536,096,125	366,866,107
Net assets at end of period (including undistributed net investment income of $4,829,108 and $6,159,709, respectively)	$653,770,431	$536,096,125

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended August 31,
Class A	2013		2012	2011	2010	Period Ended 8/31/09a
Selected Per Share Data
Net asset value, beginning of period	$11.30		$11.35	$10.72	$9.89	$10.00
Income (loss) from investment operations: Net investment incomeb	.22		.35	.35	.23	.13
Net realized and unrealized gain (loss)	(.22)		.03	.48	.85	.20
Total from investment operations	(.00	)***	.38	.83	1.08	.33
Less distributions from: Net investment income	(.28)		(.36)	(.20)	(.21)	(.44)
Net realized gains	(.02)		(.07)	—	(.04)	—
Total distributions	(.30)		(.43)	(.20)	(.25)	(.44)
Net asset value, end of period	$11.00		$11.30	$11.35	$10.72	$9.89
Total Return (%)c,d,e	(.04)		3.54	7.80	11.08	3.96	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	491		438	320	191	71
Ratio of expenses before expense reductions (%)f	.53		.54	.54	.60	1.43	*
Ratio of expenses after expense reductions (%)f	.53		.50	.36	.36	.36	*
Ratio of net investment income (%)	1.97		3.19	3.05	2.18	1.62	*
Portfolio turnover rate (%)	32		17	15	6	28	**
a For the period from October 1, 2008 (commencement of operations) to August 31, 2009.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.
f The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized
*** Amount is less than $.005.

	Years Ended August 31,
Class C	2013	2012	2011	2010	Period Ended 8/31/09a
Selected Per Share Data
Net asset value, beginning of period	$11.25	$11.30	$10.66	$9.84	$10.00
Income (loss) from investment operations: Net investment incomeb	.13	.26	.26	.15	.07
Net realized and unrealized gain (loss)	(.22)	.03	.50	.84	.19
Total from investment operations	(.09)	.29	.76	.99	.26
Less distributions from: Net investment income	(.19)	(.27)	(.12)	(.13)	(.42)
Net realized gains	(.02)	(.07)	—	(.04)	—
Total distributions	(.21)	(.34)	(.12)	(.17)	(.42)
Net asset value, end of period	$10.95	$11.25	$11.30	$10.66	$9.84
Total Return (%)c,d,e	(.84)	2.74	7.11	10.18	3.23	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	35	23	13	4
Ratio of expenses before expense reductions (%)f	1.29	1.30	1.30	1.37	2.25	*
Ratio of expenses after expense reductions (%)f	1.28	1.27	1.11	1.11	1.11	*
Ratio of net investment income (%)	1.19	2.34	2.30	1.43	.87	*
Portfolio turnover rate (%)	32	17	15	6	28	**
a For the period from October 1, 2008 (commencement of operations) to August 31, 2009.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.
f The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

Class R	Year Ended 8/31/13	Period Ended 8/31/12a
Selected Per Share Data
Net asset value, beginning of period	$11.26	$11.12
Income (loss) from investment operations: Net investment incomeb	.13	.02
Net realized and unrealized gain (loss)	(.17)	.12
Total from investment operations	(.04)	.14
Less distributions from: Net investment income	(.16)	—
Net realized gains	(.02)	—
Total distributions	(.18)	—
Net asset value, end of period	$11.04	$11.26
Total Return (%)c,d	(.36)	1.26	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	445	1
Ratio of expenses before expense reductions (%)e	.98	2.62	*
Ratio of expenses after expense reductions (%)e	.79	1.51	*
Ratio of net investment income (%)	1.19	.43	*
Portfolio turnover rate (%)	32	17	**
a For the period from May 1, 2012 (commencement of operations of Class R) to August 31, 2012.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.
e The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

	Years Ended August 31,
Class S	2013	2012	2011	2010	Period Ended 8/31/09a
Selected Per Share Data
Net asset value, beginning of period	$11.31	$11.36	$10.73	$9.90	$10.00
Income (loss) from investment operations: Net investment incomeb	.23	.36	.37	.25	.15
Net realized and unrealized gain (loss)	(.22)	.04	.49	.86	.19
Total from investment operations	.01	.40	.86	1.11	.34
Less distributions from: Net investment income	(.30)	(.38)	(.23)	(.24)	(.44)
Net realized gains	(.02)	(.07)	—	(.04)	—
Total distributions	(.32)	(.45)	(.23)	(.28)	(.44)
Net asset value, end of period	$11.00	$11.31	$11.36	$10.73	$9.90
Total Return (%)c,d	.05	3.81	8.07	11.35	4.13	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	102	59	22	12	2
Ratio of expenses before expense reductions (%)e	.40	.36	.37	.44	1.15	*
Ratio of expenses after expense reductions (%)e	.38	.33	.11	.11	.11	*
Ratio of net investment income (%)	2.02	3.30	3.30	2.43	1.87	*
Portfolio turnover rate (%)	32	17	15	6	28	**
a For the period from October 1, 2008 (commencement of operations) to August 31, 2009.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.
e The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

	Years Ended August 31,
Institutional Class	2013	2012	2011	2010	Period Ended 8/31/09a
Selected Per Share Data
Net asset value, beginning of period	$11.32	$11.36	$10.72	$9.90	$10.00
Income (loss) from investment operations: Net investment incomeb	.25	.32	.37	.25	.15
Net realized and unrealized gain (loss)	(.21)	.09	.50	.85	.19
Total from investment operations	.04	.41	.87	1.10	.34
Less distributions from: Net investment income	(.32)	(.38)	(.23)	(.24)	(.44)
Net realized gains	(.02)	(.07)	—	(.04)	—
Total distributions	(.34)	(.45)	(.23)	(.28)	(.44)
Net asset value, end of period	$11.02	$11.32	$11.36	$10.72	$9.90
Total Return (%)c,d	.28	3.90	8.17	11.25	4.13	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	4	1	1	.6
Ratio of expenses before expense reductions (%)e	.24	.21	.22	.26	1.11	*
Ratio of expenses after expense reductions (%)e	.16	.19	.11	.11	.11	*
Ratio of net investment income (%)	2.19	2.91	3.30	2.43	1.87	*
Portfolio turnover rate (%)	32	17	15	6	28	**
a For the period from October 1, 2008 (commencement of operations) to August 31, 2009.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.
e The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Select Alternative Allocation Fund (the "Fund") is a diversified series of DWS Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated DWS funds (i.e. mutual funds, exchange-traded funds and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc. or one of its affiliates, together the "Underlying DWS Funds") and non-affiliated exchange-traded funds ("Non-affiliated ETFs"). Non-affiliated ETFs and Underlying DWS Funds are collectively referred to as "Underlying Funds." Each Underlying DWS Fund's accounting policies and investment holdings are outlined in the Underlying DWS Funds' financial statements and are available upon request.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. On May 1, 2012, the Fund commenced offering Class R shares. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in Mutual Funds are valued at the net asset value per share of each class of the Mutual Fund and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade, and are categorized as Level 1 securities. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and capital gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$4,910,385
Undistributed long-term capital gains	$986,000
Net unrealized appreciation (depreciation) on investments	$6,906,785

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended August 31,
	2013	2012
Distributions from ordinary income*	$14,811,634	$13,338,208
Distributions from long-term capital gains	$956,325	$2,521,653

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Underlying Funds

During the year ended August 31, 2013, purchases and sales of affiliated Underlying Funds (excluding money market funds) aggregated $231,194,157 and $91,735,992, respectively. Purchases and sales of non-affiliated Underlying Funds (excluding money market funds) aggregated $118,544,956 and $110,318,522, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's subadvisor. The Advisor has agreed not to be paid a management fee directly from the Fund for performing its services under the Investment Management Agreement. However, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.

QS Investors, LLC ("QS Investors") served as subadvisor to the Fund. As subadvisor, QS Investors rendered strategic allocation services to the Fund. QS Investors was paid by the Advisor for the services QS Investors provided to the Fund. Effective May 31, 2013, QS Investors no longer acts as subadvisor to the Fund and day-to-day portfolio management of the Fund transitioned to DIMA.

The Fund does not invest in Underlying DWS Funds for the purpose of exercising management or control; however, investments may represent 5% or more of an Underlying DWS Funds' outstanding shares. At August 31, 2013, the Fund held greater than 5% of the following Underlying DWS Funds' outstanding shares: approximately 34% of DWS Global Inflation Fund, 29% of DWS Enhanced Emerging Markets Fixed Income Fund, 27% of DWS Diversified Market Neutral Fund and 12% of DWS Enhanced Commodity Strategy Fund.

For the period from September 1, 2012 through September 30, 2012, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class R shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) at 1.51%.

For the period from October 1, 2012 through November 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) of each class as follows:
Class A	.54%
Class C	1.29%
Class R	.79%
Class S	.39%
Institutional Class	.29%

In addition, effective October 1, 2012, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) at 0.16%. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Funds and Non-affiliated ETFs in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2013, the Administration Fee was $635,762, of which $49,039 is waived and $29,417 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended August 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2013
Class A	$15,307	$—	$4,046
Class C	7,161	—	1,968
Class R	166	166	—
Class S	19,672	2,753	2,841
Institutional Class	281	281	—
	$42,587	$3,200	$8,855

For the year ended August 31, 2013, the Advisor reimbursed $6,258 of sub-recordkeeping fees for Institutional Class shares.

Distribution and Service Fees. Under the Fund's Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended August 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at August 31, 2013
Class C	$330,396	$30,934
Class R	410	93
	$330,806	$31,027

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, Class C and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at August 31, 2013	Annual Effective Rate
Class A	$1,192,499	$—	$316,194	.24%
Class C	109,799	—	30,902	.25%
Class R	408	126	118	.17%
	$1,302,706	$126	$347,214

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2013 aggregated $24,347.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2013, the CDSC for the Fund's Class C shares aggregated $5,628. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2013, DIDI received $5,185 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $21,008, of which $5,666 was unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2013		Year Ended August 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	15,704,258	$178,839,683	15,931,780	$175,755,690
Class C	1,759,616	19,985,090	1,464,157	16,101,912
Class R	43,044	488,625	90 *	1,002 *
Class S	7,643,646	87,015,154	5,162,573	57,128,740
Institutional Class	785,866	8,971,523	259,303	2,857,200
		$295,300,075		$251,844,544
Shares issued to shareholders in reinvestment of distributions
Class A	1,105,568	$12,415,525	1,267,452	$13,485,697
Class C	67,160	754,208	71,374	760,132
Class R	89	1,004	—	—
Class S	190,444	2,136,787	130,196	1,383,978
Institutional Class	19,142	214,770	9,985	106,136
		$15,522,294		$15,735,943
Shares redeemed
Class A	(10,880,238)	$(123,180,498)	(6,671,562)	$(73,483,278)
Class C	(561,768)	(6,357,183)	(415,540)	(4,567,405)
Class R	(2,885)	(32,506)	0 *	(2)*
Class S	(3,719,246)	(42,170,157)	(2,059,889)	(22,644,926)
Institutional Class	(143,039)	(1,616,774)	(25,305)	(280,155)
		$(173,357,118)		$(100,975,766)
Net increase (decrease)
Class A	5,929,588	$68,074,710	10,527,670	$115,758,109
Class C	1,265,008	14,382,115	1,119,991	12,294,639
Class R	40,248	457,123	90 *	1,000 *
Class S	4,114,844	46,981,784	3,232,880	35,867,792
Institutional Class	661,969	7,569,519	243,983	2,683,181
		$137,465,251		$166,604,721

* For the period from May 1, 2012 (commencement of Class R shares) through August 31, 2012.

E. Transactions with Affiliates

The Fund mainly invests in Underlying DWS Funds and Non-affiliated ETFs. The Underlying DWS Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying DWS Funds during the year ended August 31, 2013 is as follows:
Affiliate	Value ($) at 8/31/2012	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 8/31/2013
DWS Diversified Market Neutral Fund	89,269,561	22,534,000	11,936,608	59,339	—	—	101,584,886
DWS Emerging Markets Equity Fund	4,817,285	—	4,760,351	956,305	—	—	—
DWS Enhanced Commodity Strategy Fund	65,725,544	36,557,098	1,716,000	(664,348)	978,856	—	92,122,806
DWS Enhanced Emerging Markets Fixed Income Fund	41,951,515	48,543,361	430,000	1,321	1,870,361	—	85,329,526
DWS Floating Rate Fund	79,154,627	28,395,931	7,414,000	(64,571)	4,578,931	—	101,135,330
DWS Global Inflation Fund	62,544,068	25,163,628	20,162,000	(2,088,011)	445,909	1,207,718	58,151,711
DWS Gold & Precious Metals Fund	—	7,151,733	5,873,638	(1,278,095)	61,733	—	—
DWS RREEF Global Infrastructure Fund	52,655,528	38,600,747	8,666,000	187,000	1,777,105	738,642	88,883,772
DWS RREEF Global Real Estate Securities Fund	29,144,467	10,751,863	24,469,000	2,717,793	2,151,863	—	16,174,113
PowerShares DB G10 Currency Harvest Fund	—	6,641,818	6,308,395	(333,423)	—	—	—
PowerShares DB U.S. Dollar Index Bullish Fund	—	6,853,978	—	—	—	—	6,737,172
Central Cash Management Fund	11,062,174	207,229,272	216,456,297	—	7,947	—	1,835,149
Total	436,324,769	438,423,429	308,192,289	(506,690)	11,872,705	1,946,360	551,954,465

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Market Trust and Shareholders of DWS Select Alternative Allocation Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Select Alternative Allocation Fund (the "Fund"), a series of DWS Market Trust, as of August 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Select Alternative Allocation Fund at August 31, 2013, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 24, 2013

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the table. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2013 to August 31, 2013).

The table illustrates your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 3/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/13	$969.20	$965.60	$968.40	$970.00	$971.80
Expenses Paid per $1,000**	$2.68	$6.49	$3.92	$2.23	$.80
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 3/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/13	$1,022.48	$1,018.60	$1,021.22	$1,022.94	$1,024.40
Expenses Paid per $1,000**	$2.75	$6.67	$4.02	$2.29	$.82

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**	Class A	Class C	Class R	Class S	Institutional Class
DWS Select Alternative Allocation Fund	.54%	1.31%	.79%	.45%	.16%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid distributions of $0.02 per share from net long-term capital gains during its year ended August 31, 2013, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,615,000 as capital gain dividends for its year ended August 31, 2013, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended August 31, 2013, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $18,020,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		38	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
Robert Kendall9,10 (1974) President, 2013-present
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of Retail Distribution, Americas for Deutsche Asset & Wealth Management; formerly: Head of National Sales and Key Account Management at Van Kampen Investments (1997-1999) and Morgan Stanley Asset Management (1999-2009)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 2013	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

10 Effective as of October 3, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SELAX	SELEX	SELSX	SELIX
CUSIP Number	233376 722	233376 714	233376 698	233376 680
Fund Number	488	788	2088	1488

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
www.dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	SELRX
CUSIP Number	233376 664
Fund Number	1588

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DSAAF-2
(R-023994-3 10/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SELECT ALTERNATIVE ALLOCATION FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$60,842	$0	$4,440	$0
2012	$58,868	$0	$3,796	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$362,466	$0
2012	$0	$359,967	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$4,440	$362,466	$557,067	$923,973
2012	$3,796	$359,967	$598,855	$962,618

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2012 and 2013 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Select Alternative Allocation Fund, a series of DWS Market Trust

By:	/s/ Robert Kendall Robert Kendall President

Date:	October 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Kendall Robert Kendall President

Date:	October 30, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 30, 2013